Exhibit 32.1

Statement Furnished PURSUANT TO SECTION 906 of the

SARBANES-OXLEY ACT OF 2002, 18 U.S.C. SECTION 1350

In connection with the Quarterly Report on Form 10-Q of Sussex Bancorp (the “Company”) for the quarter ended March 31, 2015 (the “Report”), I, Anthony Labozzetta, President and Chief Executive Officer, and I, Steven M. Fusco, Chief Financial Officer and Senior Executive Vice President, each certify as follows:

A)	the Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78m or 78o(d)), and

B)

the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods covered by the Report.

This statement is authorized to be attached as an exhibit to the Report so that this statement will accompany the Report at such time as the Report is filed with the Securities and Exchange Commission, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350. Pursuant to Securities and Exchange Commission Release 33-8238, dated June 5, 2003, this certification is being furnished and shall not be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any registration statement of the Company filed under the Securities Act of 1933, as amended, except to the extent that the Company specifically incorporates it by reference. A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

Date: May 13, 2015	By: /s/ Anthony Labozzetta .
Anthony Labozzetta
President and Chief Executive Officer
(Principal Executive Officer)

By: /s/ Steven M. Fusco .
Steven M. Fusco
Chief Financial Officer and Senior Executive Vice President
(Principal Financial and Accounting Officer)